UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 13, 2018

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TERRA SECURED INCOME FUND 5, LLC

(Exact name of registrant as specified in its charter)

Delaware	000-55780	90-0967526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

805 Third Avenue, 8th Floor New York, New York 10022 (Address of principal executive offices)
(212) 753-5100 (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☒

Item 8.01	Other Events.

On November 13, 2018, Terra Capital Partners, LLC ("Terra Capital Partners") announced that Vik Uppal, who currently serves as the Chief Investment Officer of Terra Capital Partners, has been appointed the Chief Executive Officer, effective December 1, 2018. Mr. Uppal succeeds Bruce Batkin, the founder of Terra Capital Partners, who will assume the role of Vice Chairman. In connection with this transition, Mr. Uppal will also succeed Mr. Batkin as the Chief Executive Officer of (i) Terra Fund Advisors, LLC (the "Terra 5 Manager"), the manager of Terra Secured Income Fund 5, LLC (the "Company"), (ii) Terra REIT Advisors, LLC (the "REIT Manager"), a wholly-owned subsidiary of Terra Capital Partners and the manager of Terra Property Trust, Inc. (the "REIT Subsidiary"), the Company's real estate investment trust subsidiary, and (iii) the REIT Subsidiary. Mr. Batkin will remain on the board of directors of the REIT Subsidiary as Vice Chairman. The board of directors of the REIT Subsidiary has unanimously approved the appointments of Vik Uppal as Chief Executive Officer of the REIT Subsidiary and Bruce Batkin as Vice Chairman of the board of directors of the REIT Subsidiary.

In addition, as disclosed in the Company's Current Report on Form 8-K filed on February 8, 2018, an affiliate ("Axar") of Axar Capital Management L.P. acquired a 65.7% economic and voting interest in Terra Capital Partners (and thereby the REIT Manager) from the owners thereof. Axar has entered into agreements with the other owners of Terra Capital Partners to acquire the remaining 34.3% economic and voting interest in Terra Capital Partners. The closing of this acquisition is expected to occur on or about November 30, 2018.

Item 7.01.	Regulation FD Disclosure.

On November 13, 2018, Terra Capital Partners issued a press release related to the leadership transition of Terra Capital Partners. A copy of the release is attached as Exhibit 99.1 hereto. The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended (the "Securities Act"), unless it is specifically incorporated by reference therein.

This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction. This Current Report on Form 8-K contains certain "forward-looking statements," as such term is defined in Section 27A of the Securities Act and Section 21E of the Exchange Act and such statements are intended to be covered by the safe harbor provided by the same. Words such as "continue," "could," "expects," "future," "potential," "seeks," and "will" or similar expressions are intended to identify forward-looking statements. These statements are based on management's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; the Company can give no assurance that their expectations will be attained. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Terra Capital Partners, LLC on November 13, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRA SECURED INCOME FUND 5, LLC

By:	/s/ Gregory Pinkus
	Name:	Gregory Pinkus
	Title:	Chief Financial Officer and Chief Operating Officer

Date: November 13, 2018

*  The registrant is a limited liability company managed by Terra Fund Advisors, LLC, its sole and managing member and the signatory is signing in his capacity as an officer of Terra Fund Advisors, LLC.